EXHIBIT 32.1

     CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the accompanying Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005 of BrightStar Information Technology Group, Inc. (the "Form 10-Q"), I, Brian Burnett, Chief Executive Officer, of BrightStar Information Technology Group, Inc., certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) such Form 10-Q for the quarterly period ended September 30, 2005 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in such Form 10-Q for the quarterly period ended September 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of BrightStar Information Technology Group, Inc.

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to BrightStar
Information Technology Group, Inc. and will be retained by BrightStar Information Technology Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Date: Nov __, 2005                                   BY:
                                                         -----------------------
                                                         Brian Burnett
                                                         Chief Executive Officer